                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This Second Amendment to Credit Agreement (this "Amendment") is made as of the 28th day of March, 2003, by and among ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"); ATLAS PIPELINE PARTNERS GP, LLC, a Delaware limited liability company ("General Partner"); ATLAS PIPELINE NEW YORK, LLC, a Pennsylvania limited liability company ("APL New York"); ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company ("APL Ohio"), ATLAS PIPELINE PENNSYLVANIA, LLC, a Pennsylvania limited liability company ("APL Pennsylvania"), and ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("APL Operating," together with General Partner, APL New York, APL Ohio and APL Pennsylvania, collectively, the "Guarantors" and the Borrower and the Guarantors collectively, the "Obligors"); each of the lenders that is a signatory hereto (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity the "Administrative Agent"), and as issuing bank (in such capacity, together with its successors in such capacity, the "Issuing Bank").

                                R E C I T A L S:

         A. The parties hereto are parties to the Credit Agreement dated December 27, 2002 (the "Credit Agreement"), pursuant to which the Lenders agreed to loan up to $7,500,000 to Borrower.

         B. The Credit Agreement was amended by that certain First Amendment to Credit Agreement dated January 31, 2003 (the "First Amendment"), pursuant to which the Lenders agreed to loan up to $10,000,000 to Borrower (the Credit Agreement as amended by the First Amendment is herein called the "Original Agreement").

         C. Immediately prior to the effectiveness of this Amendment Wachovia Bank, National Association, as Lender, has assigned to KeyBank National Association under that certain Assignment Agreement of even date herewith (the "Assignment Agreement") fifty percent (50%) of Wachovia Bank, National Association's Percentage Share of the Revolving Credit Commitment (the "Assigned Interest"). Pursuant to such assignment, KeyBank National Association is a party to the Original Agreement and, under Section 2.12 of the Original Agreement, is an "Augmenting Lender."

         D. Borrower has requested, pursuant to Section 2.12 of the Original Agreement, the Maximum Revolving Credit Amount be increased to $15,000,000 and KeyBank National Association, as Augmenting Lender, the other Lenders and the Administrative Agent consent to amend the Original Agreement in order to modify certain provisions of the Original Agreement pursuant to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

         SECTION 1. Terms Defined in Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Original Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Original Agreement, as amended by this Amendment, is hereinafter called the "Agreement."

         SECTION 2. Amendment to Agreement. Subject to the conditions precedent set forth in Section 4 hereof, the Original Agreement is hereby amended as follows:

                  (a) Section 1.02 is amended to add the following:

                           "Appalachian Basin" shall mean the states of New York, Ohio, West Virginia, Kentucky and Tennessee, and the Commonwealths of Pennsylvania and Virginia.

                  (b) The definition of "Majority Lenders" is amended by deleting the term "sixty-seven percent (67%)" and replacing it with the term "one hundred percent (100%)" in each instance such term appears.

                  (b) Section 9.03(i) is amended by inserting the following phrase immediately before the period "." at the end of subsection (i):

                           "; provided further, that (x) such acquisitions shall
                  be limited to Persons primarily involved in the business of, and/or assets primarily involving, natural gas gathering operations and (y) such acquisitions outside the Appalachian Basin which are otherwise permitted pursuant to this Section 9.03(i) shall be limited to an aggregate purchase price of $5,000,000 during the term of this Agreement."

                  (c) Section 10.01 is amended by replacing the period "." at the end of subsection (l) with "; or" and adding the following subsection (m) immediately after subsection (l):

                           "(m) a Material Adverse Effect occurs."

                  (d) Annex I attached to the Original Agreement is deleted in its entirety and Annex I attached hereto is substituted in lieu thereof.

         SECTION 3. Increase in Maximum Revolving Credit Amounts. Pursuant to the Borrower's written request under Section 2.12, and immediately following the assignment of the Assigned Interest to Key Bank National Association, the total aggregate Maximum Revolving Credit Amounts will be increased to $15,000,000. After giving effect to this Amendment, the Maximum Revolving Credit Amounts, outstanding Loans, risk relating to outstanding Letters of Credit, and Percentage Share of the Lenders are as set forth on Annex I hereto.

         SECTION 4. Conditions of Effectiveness. The obligations of Administrative Agent and Lenders to amend the Original Agreement as provided in this Amendment and give effect to Section 3 hereof is subject to the fulfillment of the following conditions precedent:

                  (a) The Assignment Agreement from Wachovia Bank, National Association to KeyBank National Association shall be fully executed.

                  (b) Borrower shall deliver to Administrative Agent and Lenders multiple counterparts of this Amendment, duly executed by the Obligors.

                  (c) Borrower shall deliver to Wachovia Bank, National Association its $7,500,000 promissory note duly executed by Borrower.

                  (d) Borrower shall deliver to KeyBank National Association its $7,500,000 promissory note duly executed by Borrower.

                  (e) Borrower shall pay to Administrative Agent for the benefit of KeyBank National Association $56,250.00 as an upfront fee.

                  (f) Borrower shall deliver duly executed multiple counterparts of certificates of the Secretary or Assistant Secretary of the Company and Guarantor setting forth resolutions of its Board of Directors in form and substance satisfactory to the Lender with respect to this Amendment.

                  (g) such other agreements, documents, financing statements, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may request.

                  (h) Borrower shall have made payment to Administrative Agent, in immediately available funds, payment of all accrued and unpaid legal fees and expenses referred to in Section 12.03 of the Original Agreement and Section 7 hereof to the extent invoices for such fees and expenses have been delivered to Borrower.


         SECTION 5. Representations and Warranties. Each of the Obligors represents and warrants to Administrative Agent and Lenders, with full knowledge that Administrative Agent and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

                  (a) Each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken;

                  (b) The Original Agreement as amended by this Amendment and the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms;

                  (c) This Amendment does not and will not violate any provisions of any of the Organization Documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which Borrower is subject; Obligors' execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor other than those permitted by the Original Agreement and this Amendment;

                  (d) Execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof; and

                  (e) No Default or Event of Default exists and all of the representations and warranties contained in the Original Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent and Lenders in writing.

         Nothing in this Section 5 of this Amendment is intended to amend any of the representations or warranties contained in the Agreement or of the Loan Documents to which any Obligor is a party.

         SECTION 6. Reference to and Effect on the Agreement.

                  (a) Upon the effectiveness of Sections 1, 2 and 3 hereof, on and after the date hereof, each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Original Agreement as amended hereby.

                  (b) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 7. Cost, Expenses and Taxes. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         SECTION 8. Extent of Amendments. Except as otherwise expressly provided herein, the Original Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Original Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and
(iii) the Collateral is unimpaired by this Amendment.

         SECTION 9. Disclosure of Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lenders to enter into this Amendment, each Obligor represents and warrants that no Obligor knows of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness.

         SECTION 10. Affirmation of Security Interest. Obligors hereby confirm and agree that any and all liens, security interest and other security or Collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instruments are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

         SECTION 11. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

         SECTION 12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 13. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 14. NO ORAL AGREEMENTS. THE ORIGINAL AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                   [The remainder of this page intentionally blank. Signature pages to follow.]

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Credit Agreement the day and year first above written.

                                   BORROWER:

                                   ATLAS PIPELINE PARTNERS, L.P.,
                                        a Delaware limited partnership

                                   By:   Atlas Pipeline Partners GP, LLC,
                                         its General Partner


                                         By:
                                             -------------------------------
                                             Michael L. Staines, President

                                     GUARANTORS:

                                     ATLAS PIPELINE PARTNERS GP, LLC,
                                     a Delaware limited liability company



                                     By:
                                         -------------------------------
                                         Michael L. Staines, President



                                     ATLAS PIPELINE NEW YORK, LLC,
                                     a Pennsylvania limited liability company

                                     By: Atlas Pipeline Operating Partnership,
                                         L.P., a Delaware limited partnership
                                         and its sole member

                                         By:  Atlas Pipeline  Partners GP, LLC,
                                              a Delaware limited liability
                                              company and its sole general
                                              partner


                                         By:
                                              -------------------------------
                                              Michael L. Staines, President

                                     ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company

                                     By: Atlas Pipeline Operating Partnership,
                                         L.P., a Delaware limited partnership
                                         and its sole member

                                         By:  Atlas Pipeline  Partners GP, LLC,
                                              a Delaware limited liability
                                              company and its sole general
                                              partner

                                     ATLAS PIPELINE PENNSYLVANIA, LLC,
                                     a Pennsylvania limited liability company

                                     By: Atlas Pipeline Operating Partnership,
                                         L.P., a Delaware limited partnership
                                         and its sole member

                                         By:  Atlas Pipeline  Partners GP, LLC,
                                              a Delaware limited liability
                                              company and its sole general
                                              partner


                                         By:
                                              -------------------------------
                                              Michael L. Staines, President

                                     ATLAS PIPELINE OPERATING PARTNERSHIP, a
                                     Delaware limited partnership

                                     By: Atlas Pipeline Partners GP, LLC, a
                                         Delaware limited liability company and
                                         its sole general partner


                                         By:
                                              -------------------------------
                                              Michael L. Staines, President

                                     LENDER, ADMINISTRATIVE AGENT AND
                                     ISSUING BANK:

                                     WACHOVIA BANK, NATIONAL ASSOCIATION
                                     Individually, Administrative Agent
                                     and Issuing Bank


                                     By:
                                         ---------------------------------------
                                         ussell Clingman
                                         Director

                                     LENDER:

                                     KEYBANK NATIONAL ASSOCIATION
                                     Individually


                                     By:
                                         ---------------------------------------
                                         Sherrie I. Manson
                                         Vice President

                                     ANNEX 1

------------------------------ -------------------- ---------------------- ------------------- ----------------------
                                                                                                 Maximum Revolving
        Name of Lender          Outstanding Loans     Letters of Credit     Percentage Share       Credit Amount
------------------------------ -------------------- ---------------------- ------------------- ----------------------
Wachovia Bank, National                                                           50%               $7,500,000
Association
------------------------------ -------------------- ---------------------- ------------------- ----------------------
KeyBank National Association                                                      50%               $7,500,000
------------------------------ -------------------- ---------------------- ------------------- ----------------------
Total                                                                             100%              $15,000,000
------------------------------ -------------------- ---------------------- ------------------- ----------------------





                                   Annex I 1